UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):       April 22, 2013

Solitron Devices, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-04978	22-1684144
(Commission File Number)	(IRS Employer Identification No.)

3301 Electronics Way, West Palm Beach, Florida	33407
(Address of Principal Executive Offices)	(Zip Code)

(561) 848-4311

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2013, the Board of Directors of Solitron Devices, Inc. (the "Company") adopted Amendment No. 2 to the By-Laws of the Company.  The Amendment provides that directors will be elected by a majority of the votes cast in uncontested elections and by a plurality of the votes cast in contested elections.  A director who is not elected by a majority of the votes cast in an uncontested election must tender his or her resignation to the Board of Directors.  The Board of Directors, taking into consideration the recommendation of the independent directors of the Company or a nominating committee of the Board of Directors, will then decide whether to accept or reject the resignation.

The above summary of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed with this report as Exhibit 3.1, and incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d)     Exhibits:

3.1    Amendment No. 2 to the By-Laws

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITRON DEVICES, INC.

April 23, 2013	By:	s/s Shevach Saraf
Chairman, Chief Executive Officer, President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.     Description

3.1                   Amendment No. 2 to the By-Laws.